Exhibit 99.2
Haights Cross Communications, Inc. and Subsidiaries
Unaudited ProForma Consolidated Balance Sheet
March 31, 2008

		Disposition of	Pro Forma
	As Reported (a)	Medical Education (b)	Adjustments		Pro Forma
Assets
Cash and Cash Equivalents	48,039		42,802	(c)	90,841
Accounts Receivable — net	27,085	(2,165)			24,920
Inventory — net	20,216	(617)			19,599
Direct Response Advertising — Current Portion, net	4,257	(804)			3,453
Prepaid Royalties	6,170	(291)			5,879
Prepaid Expenses and Other Current Assets	2,434	(638)			1,796
Escrow Receivable	—	—	4,750	(c)	4,750

Total Current Assets	108,201	(4,515)	47,552		151,238

Direct Response Advertising — net	8,899	(8,899)			—
Property and Equipment — net	10,312	(1,566)			8,746
Prepublication Costs — net	40,980	(1,880)			39,100
Goodwill	135,566	(20,566)			115,000
Deferred Financing Costs — net	5,740	—			5,740
Intangible Assets — net	20,913	(4,650)			16,263
Other Assets	438	—			438

Total Assets	331,049	(42,076)	47,552		336,525

Liabilities and Equity
Accounts Payable and Accrued Expenses	30,692	(1,810)	894	(d)	29,776
Deferred Subscription Revenue	15,480	(10,864)			4,616
Current Portion of Long Term Debt	124,525	—			124,525
Accrued Interest	3,731	—			3,731

Total Current Liabilities	174,428	(12,674)	894		162,648

11 3/4% Senior Notes	171,552	—			171,552
12 1/2% Sr Discount Notes	122,009	—			122,009
Deferred tax liability	19,460	—	(4,512)	(e)	14,948
Other Long Term Liabilities	200	—			200

Total Long Term Liabilities	313,221	—	(4,512)		308,709

Stockholder’s Deficits:
Common Stock, $.0003 par value, 30,000,000 shares authorized, 9,958,112 shares issued and outstanding at March 31, 2008 and 9,966,229 shares issued and outstanding at December 31, 2007	3	—	—		3
Accumulated Other Comprehensive Income	748	—	—		748
Accumulated deficit	(157,351)	—	21,768	(f)	(135,583)

Total Stockholders’ Deficit	(156,600)	—	21,768		(134,832)

Total Liabilities and Stockholders’ deficit	331,049	(12,674)	18,150		336,525

(a)	As reported by Haights Cross Communications in its Quarterly Report on Form 10-Q for the three months ended March 31, 2008.

(b)	Assets and liabilities of the Medical Education segment as of March 31, 2008.

(c)	Estimated net proceeds from the sale ($42,408,207) and escrow ($4,750,000) the Medial Education segment

(d)	Accrued expenses consist of:

Sale transaction bonus	247
Brokrage fee	400
Legal fees	247

894
(e)	Deferred tax liability adjustment related to the sale of Medical Business segment.
(f)	Estimated gain on sale of Medical Business segment.

Haights Cross Communications, Inc and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2008

	As	Disposition of	Pro Forma
	Reported (a)	Medical Education (b)	Adjustments	Pro Forma
Revenue	51,830	(6,988)		44,842
Cost and expenses
Cost of Goods Sold	14,290	(2,074)		12,216
Sales and Marketing	14,519	(2,648)		11,871
Fulfillment and Distribution	4,962	(859)		4,103
General & Administrative Expenses	8,025	(961)		7,064
GAAP Restructuring Expenses	862	—		862
Amortizaton of Pre-Publication Costs	4,918	(371)		4,547
Depreciation Expense and amortization of intangible	1,536	(296)		1,240
Asset Impairment Charges	—	—		—

Total cost and expense	49,112	(7,209)		41,903

Total Other Expense/(Income)	11,365	(1,434)		9,931

Income/(Loss) Before Income Taxes	(8,647)	1,655		(6,992)

Provision for income taxes	(1,205)		156 (c)	(1,049)

Income before discontinued operations	(9,852)	1,655	156	(8,041)

(a)	As reported by Haights Cross Communitions in its Quarterly Report on Form 10-Q for the three months ended March 31, 2008.

(b)	Results of operations of the Medical Education segment for the three months ended March 31, 2008.

(c)	Reduction in tax provision as a result of the Medical Education segment sale.

Haights Cross Communications, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2007

	As	Disposition of	Pro Forma
	Reported (a)	Medical Education (b)	Adjustments	Pro Forma
Revenue	231,946	(34,050)		197,896
Cost and expenses
Cost of Goods Sold	65,388	(9,939)		55,449
Sales and Marketing	59,283	(9,731)		49,552
Fulfillment and Distribution	19,003	(3,385)		15,618
General & Administrative Expenses	35,610	(3,523)		32,087
GAAP Restructuring Expenses	2,632	—		2,632
Amortizaton of Pre-Publication Costs	19,032	(1,248)		17,784
Depreciation Expense and amortization of intangible	5,782	(1,148)		4,634
Asset Impairment Charges	10,723	—		10,723

Total cost and expense	217,453	(28,974)		188,479

Total Other Expense/(Income)	(53,217)	(6,231)		(59,448)

Income/(Loss) Before Income Taxes	67,710	1,155		68,865

Provision for income taxes	(4,038)	—	626 (c)	(3,412)

Income before discontinued operations	63,672	1,155	626	65,453

(a)	As reported by Haights Cross Communitions in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

(b)	Results of operations of the Medical Education segment for the year.

(c)	Reduction in tax provision as a result of the Medical Education segment sale.

Haights Cross Communications, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2006

	As	Disposition of	Pro Forma
	Reported (a)	Medical Education (b)	Adjustments		Pro Forma
Revenue	222,004	(32,471)			189,533
Cost and expenses
Cost of Goods Sold	62,429	(9,700)			52,729
Sales and Marketing	58,556	(9,228)			49,328
Fulfillment and Distribution	18,027	(3,250)			14,777
General & Administrative Expenses	28,719	(3,480)			25,239
GAAP Restructuring Expenses	407	—			407
Amortizaton of Pre-Publication Costs	17,733	(1,154)			16,579
Asset impairment charges	2,886	—			2,886
Depreciation Expense and amortization of intangiblies	5,499	(974)			4,525
Goodwill Impairment Charge	34,812	—			34,812

Total cost and expense	229,068	(27,786)			201,282

Total Other Expense/(Income)	66,256	(5,270)			60,986

Income/(Loss) Before Income Taxes	(73,320)	585			(72,735)

Benefit for income taxes	1,601	—	(293	)(c)	1,308

Income before discontinued operations	(71,719)	585	(293)		(71,427)

(a)	As reported by Haights Cross Communications in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

(b)	Results of operations of the Medical Education segment for the year.

(c)	Reduction in tax benefit as a result of the Medical Education segment sale.

Haights Cross Communications, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
Year Ended December 31, 2005

	As	Disposition of	Pro Forma
	Reported (a)	Medical Education (b)	Adjustments	Pro Forma
Revenue	210,485	(26,262)		184,223
Cost and expenses
Cost of Goods Sold	60,864	(7,793)		53,071
Sales and Marketing	52,491	(7,652)		44,839
Fulfillment and Distribution	16,083	(2,733)		13,350
General & Administrative Expenses	25,953	(3,426)		22,527
Amortizaton of Pre-Publication Costs	13,150	(574)		12,576
Depreciation Expense and amortization of intangiblies	5,038	(642)		4,396

Total cost and expense	173,579	(22,820)		150,759

Total Other Expense/(Income)	61,215	(4,239)		56,976

Income/(Loss) Before Income Taxes	(24,309)	797		(23,512,662)

Provision for income taxes	(4,952)	—	748 (c)	(4,204)

Income before discontinued operations	(29,261)	797	748	(27,716)

(a)	As reported by Haights Cross Communications in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

(b)	Results of operations of the Medical Education segment for the year.

(c)	Reduction in tax provision as a result of the Medical Education segment sale.

HAIGHTS CROSS COMMUNICATIONS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in 000’s)
Note 1. Basis of Presentation
     The unaudited pro forma condensed consolidated balance sheet of the Company as of March 31, 2008 and the unaudited pro forma condensed statements of operations for the years ending December 31, 2005, 2006 and 2007 and for the quarter ending March 31, 2008 give effect to the disposition of all of the assets and substantially all of the liabilities of Oakstone Publishing. The unaudited pro forma condensed consolidated balance sheet assumes the disposition of Oakstone Publishing occurred on March 31, 2008 and the unaudited pro forma condensed statements of operations assume the sale occurred on January 1st of each period presented. In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the sale on the historical financial information of the Company. The unaudited pro forma consolidated financial statements do not necessarily represent what the Company’s financial position or results of operations would have been had the sales occurred on such dates or project the Company’s financial position or results of operations at or for any future date or period. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated statements of the Company.
Note 2. Pro Forma Consolidated Balance Sheet Adjustments
     The unaudited pro forma consolidated balance sheet assumes that all the assets and substantially all the liabilities of Oakstone Publishing were sold on March 31, 2008. Cash proceeds are based on the cash received and management’s estimate of remaining costs of the transaction. The final determination of proceeds will be dependent on the adjustment if any of the purchase price for the final accounting of working capital. As a result, final amounts will likely vary from this presentation of pro forma adjustments.
     (a) The estimated net proceeds, excluding income taxes, resulting from the sale of Oakstone Publishing.

Gross Sales Price	47,500
Working capital adjustment	215
Less:
Escrow receivable	4,750
Transaction Incentive bonuses	163

Estimated Net Proceeds	42,802

     The Working Capital adjustment is based on the base balance sheet and the estimated closing working capital at June 30, 2008. This amount will be adjusted to actual when a final accounting of the pre-closing June 30, 2008 balance sheets is completed. Actual amounts may differ from these estimates.
     (b) The proforma gain on sale, net of tax is as follows:

Estimated Net proceeds	42,802
Escrow receivable	4,750
Estimated Transaction Costs	(894)
Net Assets of Oakstone as of March 31, 2008	24,890

Pro forma gain on sale	21,768
     Estimated transaction costs consist of brokerage fees, transaction incentive payments to employees of Oakstone and the Company and legal fees.
Note 3. Pro Forma Condensed Consolidated Statements of Operations Adjustments
     The pro forma condensed consolidated statements of operations assume that the sale of Oakstone Publishing occurred as of January 1 of each period presented. The statements of operations do not include the gain on disposal of the Oakstone business or costs related to the sale. Additionally no income has been imputed from the investment of the sales proceeds or a decrease in interest expense from the application of the proceeds against outstanding debt. Actual amounts could vary from these pro forma estimates.